UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2010

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300
Long Beach, California	90806
(Address of Principal Executive Offices)	(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, Robert R. Fanning, Jr., advised the Board of Directors of HCP, Inc. (the “Company”) that he intends to retire from the Board effective immediately prior to the Company’s upcoming 2010 Annual Meeting of Stockholders and to not seek re-election at the Annual Meeting.  The Company issued a press release on March 1, 2010 with respect to Mr. Fanning’s retirement, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: March 1, 2010	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this Current Report on Form 8-K are the documents listed below:

Exhibit No.	Description
99.1	Press Release dated March 1, 2010